UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITES EXCHANGE ACT OF 1934


Date of Report (Date of earliest events reported)   March 20, 2001
                                                  ------------------
                                                  February 28, 2001
                                                  ------------------


                      PUBLIC SERVICE COMPANY OF NEW MEXICO
             (Exact name of registrant as specified in its charter)


         New Mexico                                          85-0019030
 ---------------------------     Commission              ----------------------
(State or Other Jurisdiction     File Number 1-6986        (I.R.S. Employer
     of Incorporation)                       ------      Identification) Number)



  Alvarado Square, Albuquerque, New Mexico                      87158
  ----------------------------------------                      -----
  (Address of principal executive offices)                    (Zip Code)



                                 (505) 241-2700
                                 --------------
              (Registrant's telephone number, including area code)


                         ------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item  9.   Regulation FD Disclosure

The Company is filing in this Form 8-K select Comparative Operating Statistics for the months of February 2001 and 2000 and the two months ended February 28, 2001 and 2000 to provide investors with key monthly business indicators. Readers of this Form 8-K should refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's annual and quarterly periodic reporting on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.

              Public Service Company of New Mexico And Subsidiaries
                        Comparative Operating Statistics

                                          Month Ended        Two Months Ended
                                         February 28,          February 28,
                                    -------------------     -------------------
                                       2001     2000          2001       2000
                                    --------- ---------     --------  ---------
Electric Service:

Energy Sales - MWh (in thousands)
     Retail                             537       522         1,145      1,100
     Wholesale
         Firm Sales                      38        16            83         32
         Firm Surplus                   113        90           232        181
         Short Term / Uncommitted       823       884         1,684      1,995
                                    --------- ---------     --------  ---------

         Total Wholesale Sales          974       990         1,999      2,208
                                    --------- ---------     --------  ---------

         Total  Energy Sales          1,511     1,512         3,144      3,308
                                    ========= =========     ========  =========

Weather:

Heating and Cooling Days - Albuquerque, NM

   The heating degree day value (HDD) is the accumulation in degrees that the daily mean temperature was below 65 F. The cooling degree day value (CDD) is the accumulation in degrees that the daily mean temperature was above 65 F.

          HDD                          619        549         1,580      1,289
                                   =========  =========     ========  =========

          CDD                            0          0             0          0
                                   =========  =========     ========  =========


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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                       PUBLIC SERVICE COMPANY OF NEW MEXICO
                                                    (Registrant)


Date:  March 20, 2001                             /s/ John R. Loyack
                                         ------------------------------------
                                                    John R. Loyack
                                         Vice President, Corporate Controller
                                             and Chief Accounting Officer
                                              (Officer duly authorized
                                                to sign this report)




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